209357[7083]941

                               FIRST AMENDMENT TO
                MORTGAGE LOAN WAREHOUSING AGREEMENT: FACILITY A,
                 MORTGAGE LOAN WAREHOUSING AGREEMENT: FACILITY B
                              AND RELATED DOCUMENTS



         THIS FIRST AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT: FACILITY A, MORTGAGE LOAN WAREHOUSING AGREEMENT: FACILITY B AND RELATED DOCUMENTS (the "Amendment") is made and dated as of the 25th day of March, 1994, by and among the Lenders signatory hereto, THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), as credit agent for the Lenders (in such capacity, the "Credit Agent"), FIRST CHICAGO NATIONAL PROCESSING CORPORATION, a Delaware corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK, THE CHASE MANHATTAN BANK, N.A., CREDIT LYONNAIS NEW YORK BRANCH, FNBC and NATIONSBANK OF TEXAS, N.A., as Managing Co-Agents for the Lenders (in such capacity, the "Managing Co-Agents"), BANKERS TRUST COMPANY, CANADIAN IMPERIAL BANK OF COMMERCE, CITICORP USA, INC. and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as Co-Agents for the Lenders (in such capacity, the "Co-Agents"), FNBC as Paying Agent under the Depositary Agreement (in such capacity, the "Paying Agent"), FIRST CHICAGO TRUST COMPANY OF NEW YORK, as sub-agent for Paying Agent (the "Sub-Agent"), and COUNTRYWIDE FUNDING CORPORATION, a New York corporation (the "Company").


                                    RECITALS


         A.   Pursuant to that certain Mortgage Loan Warehousing Agreement:
Facility A (the "Facility A Agreement") and that certain Mortgage Loan Warehousing Agreement: Facility B (the "Facility B Agreement"), both dated as of November 15, 1993 and among the Credit Agent, the Lenders, the Collateral Agent, the Managing Co-Agents, the Co-Agents and the Company (collectively, the "Agreements"), the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Glossary to the Agreements.

         B. In connection with the Agreements, the Company, the Credit Agent, the Collateral Agent, the Paying Agent and the Sub-Agent entered into that certain Depositary and Issuing Agreement dated as of November 15, 1993 (the "Depositary Agreement"), which governs the authentication and issuance of CPNs.

         C. The parties hereto desire to amend the Depositary Agreement in order to remove the limit on the aggregate face amount of CPNs maturing on any date, and to amend the Agreements in order to clarify the nature of the participation interest in sub-participations by Lenders and to allow the Company to include certain "Eligible Conversion Mortgage Loans" (as defined below) in the Borrowing Base, all as more particularly described below.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT


         1. Amendment of Depositary Agreement. To reflect the agreement of the parties hereto to remove the limit on the aggregate face amount of CPNs maturing on any date, the text of clause (a) of Paragraph 4 of the Depositary Agreement is hereby deleted and the phrase "INTENTIONALLY OMITTED" is hereby inserted in its place.

         2. Clarification of Participation Interest in Sub-Participations. To reflect the agreement of the parties hereto to amend the nature of the participation interest of a Participant, subparagraph 14(d)(4) of the Facility A Agreement is hereby amended by deleting the phrase "Aggregate Maximum Commitment" in the fifth line and inserting in its place the phrase "Maximum Primary Loan Commitment." Likewise, subparagraph 11(d)(4) of the Facility B Agreement is hereby amended by deleting the phrase "Aggregate Maximum Commitment" in the fifth line and inserting in its place the phrase "Maximum Primary Loan Commitment."

         3. Eligible Conversion Mortgage Loan. To reflect the agreement of the parties hereto to permit the Company to include "Eligible Conversion Mortgage Loans" (as defined below) in the Borrowing Base:

              (a) A new definition of the term "Eligible Conversion Mortgage Loan" is hereby inserted in the Glossary in correct alphabetical order to read in its entirety as follows:

         "'Eligible Conversion Mortgage Loan' shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

              (a)  Said Mortgage Loan is an Eligible Mortgage Loan; and

              (b) Said Mortgage Loan was originated as a mortgage loan bearing interest at an adjustable rate that may be converted to a fixed rate at the election of the Obligor thereunder and was subsequently sold to an Approved Investor, said Mortgage Loan having been purchased by the Company as a Mortgage Loan due to the election of such Obligor to so convert."

              (b) Subparagraph (n) of the definition of the term "Eligible Mortgage Loan" is hereby amended to read in its entirety as follows:

              "(n) Unless said Mortgage Loan is an Eligible Conversion Mortgage Loan, the date of the promissory note relating to said Mortgage Loan is no earlier than ninety (90) days prior to the date said Mortgage Loan is first included in the Borrowing Base; provided, however, that even if said Mortgage Loan is not an Eligible Conversion Mortgage Loan and the date of the promissory note relating to said Mortgage Loan is earlier than ninety (90) days prior to the date said Mortgage Loan is first included in the Borrowing Base, said Mortgage Loan may constitute an Eligible Mortgage Loan if, but only if, the Fair Market Value of said Mortgage Loan, when added to the Fair Market Value of all other Mortgage Loans which are not Eligible Conversion Mortgage Loans and with such earlier dates included in the Borrowing Base, does not exceed $75,000,000.00;"

         (c) The definition of the term "Type" is hereby amended by adding the phrase ", an Eligible Conversion Mortgage Loan" immediately after the phrase "an Eligible Uncommitted Non-Conforming Mortgage Loan" on the fourth line thereof.

         4. Effective Date. This Amendment shall be effective (with such effectiveness being retroactive to the day and year first above written) on the earliest date upon which the Credit Agent has received this Amendment, duly executed by all parties hereto, and such corporate resolutions, incumbency certificates and other documents as the Credit Agent shall request.

         5. No Other Amendment. Except as expressly amended herein, the Credit Documents shall remain in full force and effect as currently written.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         7. Reaffirmation. By signing below, the Parent acknowledges and agrees (a) to the terms of this Amendment and (b) that each of the Guaranty and the Subordination Agreement remain in full force and effect

         8. Representations and Warranties. The Company and the Parent hereby represent and warrant to the Credit Agent, the Lenders, the Collateral Agent, the Managing Co-Agents and the Co-Agents as follows:

              (a) Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of each of the Company and the Parent and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

              (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company and the Parent contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

COUNTRYWIDE FUNDING CORPORATION,
a New York corporation



By _____________________________
Name ___________________________
Title __________________________



THE FIRST NATIONAL BANK OF CHICAGO,
a national banking association,
as Credit Agent



By __________________________________
Name ________________________________
Title _______________________________



FIRST CHICAGO NATIONAL PROCESSING CORPORATION, a Delaware corporation, as Collateral Agent



By __________________________________
Name ________________________________
Title _______________________________



ABN AMRO BANK N.V.,
LOS ANGELES INTERNATIONAL BRANCH,
as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________


By __________________________________
Name ________________________________
Title _______________________________



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE BANK OF NEW YORK, as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE CHASE MANHATTAN BANK, N.A.,
as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



CREDIT LYONNAIS SAN FRANCISCO BRANCH,
as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE FIRST NATIONAL BANK OF CHICAGO,
as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



NATIONSBANK OF TEXAS, N.A.,
as a Managing Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANKERS TRUST COMPANY, as a Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



CANADIAN IMPERIAL BANK OF COMMERCE,
as a Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



CITICORP USA, INC., as a Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Co-Agent and a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANK OF MONTREAL, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANK ONE, TEXAS, N.A., as a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANQUE NATIONALE DE PARIS,
LOS ANGELES AGENCY, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



BANQUE PARIBAS, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



COMMERZBANK AKTIENGESELLSCHAFT GRAND CAYMAN BRANCH, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



DG BANK, DEUTSCHE GENOSSENSCHAFTSBANK, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



DRESDNER BANK AG, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



FIRST INTERSTATE BANK OF CALIFORNIA,
as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



THE FIRST NATIONAL BANK OF BOSTON,
as a Lender



By __________________________________
Name ________________________________
Title _______________________________



FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



KREDIETBANK, N.V., as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



NATIONAL WESTMINSTER BANK USA,
as a Lender



By __________________________________
Name ________________________________
Title _______________________________



PNC BANK, NATIONAL ASSOCIATION, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE SAKURA BANK, LTD., LOS ANGELES AGENCY, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE SANWA BANK, LIMITED, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



SHAWMUT BANK, N.A., as a Lender



By __________________________________
Name ________________________________
Title _______________________________



SOCIETE GENERALE, NEW YORK BRANCH,
as a Lender



By __________________________________
Name ________________________________
Title _______________________________



UNION BANK OF SWITZERLAND, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



By __________________________________
Name ________________________________
Title _______________________________



LLOYDS BANK, PLC, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANK HAPOALIM B.M., as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE DAI-ICHI KANGYO BANK, LTD.,
SAN FRANCISCO AGENCY, as a Lender



By __________________________________
Name ________________________________
Title _______________________________


By __________________________________
Name ________________________________
Title _______________________________



DEUTSCHE BANK AG, NEW YORK AND CAYMAN ISLAND BRANCHES, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANK OF HAWAII, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE SUMITOMO BANK, LIMITED, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



UNITED STATE NATIONAL BANK OF OREGON, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE YASUDA TRUST & BANKING CO., LTD., as a Lender



By __________________________________
Name ________________________________
Title _______________________________



BANK BRUSSELS LAMBERT, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



CREDIT SUISSE, as a Lender



By __________________________________
Name ________________________________
Title _______________________________



THE FIRST NATIONAL BANK OF CHICAGO, as Paying Agent



By __________________________________
Name ________________________________
Title _______________________________



FIRST CHICAGO TRUST COMPANY OF NEW YORK, as sub-agent for Paying Agent



By __________________________________
Name ________________________________
Title _______________________________


ACKNOWLEDGED and AGREED as of the date
first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC., a
Delaware corporation



By _______________________________
Name _____________________________
Title ____________________________